UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) September 30, 2005


                           NETWORTH TECHNOLOGIES, INC.
             (Exact name of registrant as specified in its charter)

          Delaware                      0-27842                  54-1778587
(State or Other Jurisdiction         (Commission             (I.R.S. Employer
      of Incorporation)              File Number)            Identification No.)


          6499 NW 9th Avenue, Suite 304, Fort Lauderdale, Florida 33309
               (Address of Principal Executive Office) (Zip Code)


                                 (954) 670-2300
              (Registrant's telephone number, including area code)


                                 Not Applicable
         (Former Name or Former Address, If Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

                Section 1 - Registrant's Business and Operations

Item 1.01 Entry Into A Material Definitive Agreement

      On September 30, 2005 we entered into a Second Amended and Restated Confessed Judgment Promissory Note with Urban Jonson and a Second Amended Mutual Settlement and General Release Agreement with Urban Jonson to extend the payment of $21,250.00 from September 30, 2005 to October 21, 2005. A copy of the Second Amended and Restated Confessed Judgment Promissory Note and the Second Amended Mutual Settlement and General Release Agreement are attached as Exhibits 10.1 and 10.2, respectively, and are incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

      (d) Exhibits

          10.1    Second Amended and Restated Confessed Judgment Promissory Note
          10.2    Second Amended Mutual Settlement and General Release Agreement

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                                 NETWORTH TECHNOLOGIES, INC.


Dated:  October 6, 2005                          By:    /s/ Anthony Joffe
                                                        ------------------------
                                                        Anthony Joffe
                                                        President